                                                                    EXHIBIT 99.2

                            STOCK PURCHASE AGREEMENT

                                   DATED AS OF

                                 APRIL 30, 2003

                                 BY AND BETWEEN

                            NEWCASTLE PARTNERS, L.P.

                                       AND

                              GEOWORKS CORPORATION

                            STOCK PURCHASE AGREEMENT

This STOCK PURCHASE  AGREEMENT dated as of April 30, 2003 (this  "Agreement") by and between Geoworks  Corporation,  a Delaware corporation (the "Company"),  and
Newcastle  Partners,  L.P.  ("Newcastle")  and Mark E. Schwarz  ("Schwarz",  and
together with Newcastle, the "Purchasers").

            WHEREAS,(i)  the Company is a public  company  whose  prospects  for success are  currently  very limited and whose  resources  are  declining;  (ii)
Purchasers are  sophisticated  investors with experience  managing and acquiring businesses;  (iii)  the  Company  desires  to sell  stock to  Purchasers  in the interest of increasing  the Company's  resources to enable it to seek or develop new  business  alternatives;  and (iv)  Purchasers  desire to purchase  from the
Company  7,377,905  newly issued shares (the  "Shares") of the Company's  common stock , $.001 par  value,  of the  Company  ("Common  Stock"),  on the terms and subject to the conditions set forth in this Agreement;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            Section 1. Sale of Shares.

            1.1. Sale and Purchase of Shares. At the Closing (as defined below), upon the terms and subject to the conditions  contained in this  Agreement,  the
Company shall sell to Purchasers and Purchasers shall purchase from the Company, all right,  title and  interest in and to the Shares (the "Stock  Sale"),  at an aggregate purchase price of $250,000 (the "Purchase Price").

            1.2. Closing.

                 (a)  The   closing   of  the  Stock   Sale   shall  take  place
simultaneously  with the execution and delivery of this Agreement at the offices of the Company in  Emeryville,  California  (the  "Closing")  at a time mutually agreed upon by the parties hereto.

            1.3 Closing Deliverables.

                 (a) Deliverables of Purchasers:

                      (i) At the Closing,  Purchasers shall deliver the Purchase
                 Price to an account  designated  in  writing by the  Company by wire transfer.

                      (ii) At the Closing, Purchasers shall deliver certificates signed by each duly  elected  officer  stating  that all of the representations and warranties  contained in this Agreement are true and correct as of the date hereof.

                      (iii)  Such  other  documents  and  instruments  as may be reasonably requested by the Company's counsel.

                 (b) Deliverables of the Company.

                      (i) At the  Closing,  the  Company  shall  deliver  to the
                 Purchasers a certificate  evidencing  the Shares or irrevocable instructions  to the Company's  transfer agent  authorizing the issuance of the certificate (the "Share Certificate").

                      (ii) At the Closing, Purchasers shall deliver certificates signed by each duly  elected  officer  stating  that all of the representations and warranties  contained in this Agreement are true and correct as of the date hereof.

                      (iii)  Such  other  documents  and  instruments  as may be reasonably requested by Purchasers' counsel.

            1.4 Directors.  In connection with the Closing, all of the directors of the Company  shall resign  except Steve  Mitchell  ("Mitchell").  Immediately following the Closing,  the Purchasers shall be allowed to designate Schwarz and
Steven J. Pully  ("Pully",  and  together  with  Schwarz,  the  "Nominees")  for appointment  to the board of directors of the Company and the Company shall take all appropriate  action to effect the election of Schwarz and Pully to the board of directors of the Company to serve the remainder of the terms of the resigning directors  until the next annual meet of the  Company's  stockholders.  Promptly thereafter,  Mitchell  will  resign  and  the  Nominees  shall  appoint  a third qualified  director,  who is  independent of Company and Purchasers and is not a member of either party's  management.  Until this third independent  director is appointed,  the  Company  and the  Nominees  shall not enter  into any  business transactions  with each other and the Nominees shall not be compensated  for any services. The Purchasers has supplied to the Company information with respect to the Nominees as is necessary in connection with the appointment of such Nominees to the board of directors of the Company. In the event that the Nominees are not appointed  to the board of directors  immediately  following  the  Closing,  the
Purchase Price shall be returned to the Purchasers  immediately upon the request of the  Purchasers and the return of the  Certificate  (or  cancellation  of the instructions  to the transfer agent to issue same if the Certificate has not yet issued)  and the  Purchasers  shall have no  continuing  obligations  under this
Agreement.  The  provisions  of this  paragraph  are in addition to and will not limit any rights that the Purchasers may have as a holder or beneficial owner of
Common  Stock as a matter of law with  respect to the  election of  directors or otherwise.

            Section 2. Representations and Warranties of the Company

            The Company represents and warrants to the Purchasers that:

            2.1.  Corporate  Existence  and Power.  The  Company and each of its subsidiaries  is a  corporation  duly  organized,  validly  existing and in good standing under the laws of the  jurisdiction of its  incorporation,  and has all requisite corporate power and authority to own, lease and operate its properties and  assets and to carry on its  business  as  presently  being  conducted.  The
Company  and each of its  subsidiaries  is duly  qualified  to do  business as a foreign  corporation in the states listed on Exhibit 2.1 and is in good standing in all  jurisdictions  in which it is required to be qualified to do  intrastate business as the  Company's  business is  currently  conducted  and as  presently proposed to be  conducted  by the  Company,  except for  jurisdictions  in which failure  to so  qualify  could not  reasonably  be  expected  to have a material adverse effect on the business and operations of the Company taken as a whole.

            2.2. Corporate Authorization; Approvals.

                 (a) The execution,  delivery and  performance by the Company of this  Agreement  and  the  consummation  by  the  Company  of  the  transactions contemplated hereby are within the Company's corporate powers and have been duly authorized  by all necessary  corporate  action.  Assuming  that this  Agreement constitutes the valid and binding  obligation of the Purchasers,  this Agreement constitutes  a valid  and  binding  agreement  of the  Company,  enforceable  in accordance with its terms (except as enforceability may be limited by applicable bankruptcy,  insolvency,  reorganization,  moratorium,  fraudulent  transfer and similar  laws of  general  applicability  relating  to or  affecting  creditors'
rights,  or by general  equity  principles,  including  principles of commercial reasonableness, good faith and fair dealing).

                 (b) The board of  directors of the Company has taken all action necessary so that the  provisions of Section 203 of the Delaware Act  applicable to a "business combination" (as defined in Section 203 of the Delaware Act) will not apply to the acquisition by the Purchasers of beneficial ownership of Shares pursuant to this Agreement, or to the execution, delivery or performance of this
Agreement by virtue of authorizing this transaction.

                 (c) The board of  directors of the Company has taken all action necessary so that the  provisions  of the  Company's  rights plan dated March 9,
2001 (the "Rights Plan") is not triggered by this Agreement or the  transactions contemplated hereby.

            2.3.  Governmental  Authorization.   The  execution,   delivery  and
performance by the Company of this Agreement and the consummation by the Company
of  the  transactions   contemplated   hereby  do  not  require  any  filing  or
registration  with,  notification to, or authorization,  consent or approval of,

any federal,  state or local governmental  authority,  court,  administrative or regulatory  agency or  commission  (each a  "Governmental  Entity")  other  than compliance  with any applicable  requirements  of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, and applicable state securities laws, following the Closing.

            2.4. Non-Contravention;  Real Property. The execution,  delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby:

                 (a)  do  not   contravene   or  conflict   with  the  Company's
certificate of incorporation or bylaws,

                 (b) to the  Company's  knowledge,  violate,  conflict  with  or result in a breach of any law applicable to the Company or any of the properties or assets of the Company, or

                 (c) violate, result in a breach of, constitute a default (or an event which,  with notice or lapse of time, or both, would constitute a default)
under,  result in the  termination of,  accelerate the performance  required by, result in the creation or imposition  of any lien upon any of the  properties or assets of the Company under, or require any consent,  approval, notice or filing under, any of the Company Contracts (as defined in SECTION 2.2(A)).  Neither the
Company nor any of its subsidiaries owns any real property.

            2.5. Capitalization.

                 (a) The  authorized  capital  stock of the Company  consists of
80,000,000  shares  of  Common  Stock  and  2,000,000  shares  of the  Company's preferred stock, par value $0.01 per share (the "Preferred Stock").  Immediately prior to the Closing and not taking into effect the transactions contemplated by
this  Agreement,   (i)  22,133,715  shares  of  Common  Stock  were  issued  and outstanding  and no Shares of Common  Stock  were held in  treasury  and (ii) no shares of  Preferred  Stock were  issued and  outstanding  or held in  treasury.
Immediately  prior to the Closing,  options to acquire an aggregate of 3,252,664 shares of Common Stock were  outstanding  under the Company option plans, a list of which  exercisable  options with an exercise price of $.10 or less (including optionholder  name  and  exercise  price)  is set  forth  as  Exhibit  2.5.  All outstanding shares of the capital stock of the Company have been duly authorized and validly issued,  and are fully paid,  non-assessable  and free of preemptive rights. All Common Stock is subject to the Rights Plan.

                 (b) Except as described in subsection (a) above, as of the date hereof there are no outstanding:

                      (i) shares of capital stock or other voting  securities of the Company or its subsidiaries;

                      (ii)  securities  of  the  Company  or  its   subsidiaries
                 convertible into or exchangeable for shares of capital stock or voting securities of the Company or its subsidiaries; or

                      (iii)  options,  warrants or other  rights to acquire from the  Company or its  subsidiaries,  any capital  stock,  voting securities or securities  convertible  into or exchangeable for capital  stock  or  voting  securities  of the  Company  or its subsidiaries.  There  are  no  outstanding  obligations  of the
                 Company or its subsidiaries to repurchase,  redeem or otherwise acquire any shares of Common Stock.

            2.6. Subsidiaries.

                 (a)  Exhibit 2.6 sets forth a list of all  subsidiaries  of the
Company and their respective jurisdictions of incorporation or organization. All of the outstanding shares of capital stock of each subsidiary of the Company are owned by the Company,  directly or  indirectly,  free and clear of any liens and free of any  other  limitation  or  restriction,  including  any  limitation  or restriction  on the right to vote,  sell or  otherwise  dispose of such  capital stock or other  ownership  interest  (other than any of the  foregoing  that may exist under the Securities Act or any state securities laws).

                 (b)  All  outstanding  shares  of the  capital  stock  of  each subsidiary of the Company have been duly authorized and validly issued,  and are fully paid, non-assessable and free of preemptive rights.

                 (c) None of the  subsidiaries  of the  Company  own or  control directly or indirectly,  or have any direct or indirect equity participation in, any corporation,  partnership, limited liability company, joint venture or other entity.

            2.7. Company SEC Documents. The Company has filed all forms, reports and  documents  with the SEC required to be filed by it after March 31, 1999 and prior  to  the  date  of  this  Agreement  (together  with  the  amendments  and supplements  to such  filings  filed  prior to the date of this  Agreement,  the
"Company SEC Documents").  Each Company SEC Document,  as of its filing date (or if  amended,  as of the date of its last  amendment)  complied as to form in all material  respects with the  applicable  requirements  of the  Securities Act of
1993,  as amended (the  "Securities  Act") and the Exchange Act, as the case may
be. No Company SEC Document filed pursuant to the Exchange Act, as of its filing date (or if amended, as of the date of its last amendment), contained any untrue statement of a material fact or omitted to state any material fact  necessary in order to make the  statements  made therein,  in the light of the  circumstances under  which they were made,  not  misleading.  No Company  SEC  Document  filed pursuant to the Securities Act, as of the date such document or amendment became effective (or if amended or  supplemented,  as of the date of its last amendment or supplement),  contained any untrue statement of a material fact or omitted to state any material fact  required to be stated  therein or necessary to make the statements  therein not misleading.  No subsidiary of the Company is required to file any forms,  reports,  or other documents  pursuant to the Securities Act or the Exchange Act.

            2.8. Financial Statements; Liabilities.

                 (a) Each of the  consolidated  balance  sheets  included in the
Company SEC Documents fairly presents in all material  respects the consolidated financial  position  of the Company and its  subsidiaries  as of the  respective
dates  thereof,  and  the  other  related   consolidated   financial  statements
(including  the notes thereto)  included  therein fairly present in all material respects  the  results  of  operations  and cash  flows of the  Company  and its subsidiaries for the respective  periods or as of the respective dates set forth therein (collectively, the "Company Financial Statements"). As of the respective filing date for the  applicable  Company SEC Document in which it was  included, each of the Company Financial Statements  (including the notes thereto) complied in all material  respects with the then applicable  accounting  requirements and the published  rules and  regulations of the SEC with respect  thereto,  and was prepared in accordance  with  accounting  principles  generally  accepted in the
United States ("GAAP") applied on a consistent basis during the periods or as of the respective dates involved, except as otherwise noted therein and subject, in
the  case  of  unaudited  interim  financial  statements,   to  normal  year-end
adjustments.

                 (b)  Exhibit  2.8  (b)  identifies  all  material   assets  and
liabilities  of the Company in the form of a balance  sheet as of March 31, 2003 and as of the date prior to the day hereof.

                 (c) Exhibit 2.8(c) identifies all disbursements and receipts of the Company from March 31, 2003 to just prior to Closing.

            2.9.  Absence of Certain  Changes.  Since March 31, 2002 the Company
and each of its  subsidiaries  have conducted  their  businesses in the ordinary course  consistent  with past  practice  or as  represented  in the  Company SEC
Documents,  and there has not been to the Company's  knowledge any  undisclosed, material  damage,  destruction or other casualty loss (whether or not covered by insurance)  affecting  the  business  or  assets  of the  Company  or any of its subsidiaries.

            2.10. Litigation and Legal Compliance.

                 (a) As of the date  hereof,  the  Company  has no notice of any claims, actions,  suits,  proceedings or investigations pending or threatened by or against the Company or any of its subsidiaries Neither the Company nor any of its subsidiaries is subject to any outstanding  judgment,  injunction,  order or decree of any Governmental  Entity, or any judicial or  administrative  actions, proceedings  or  investigations  pending,  or  threatened,  which  question  the validity of this  Agreement or any action taken or to be taken by the Company in connection with this Agreement.

                 (b) The Company and its subsidiaries are in compliance with, to the extent material and applicable to the Company,  any of its subsidiaries,  or any of their respective assets or properties, all federal, state and local laws, statutes, rules, regulations, ordinances, permits, orders or writs.

                 (c) Each of the Company and its  subsidiaries  has all permits, licenses,  approvals,  authorizations  of, and registrations  with and under all laws,  and from all  Governmental  Entities  required  for the  Company  and its subsidiaries  to carry on their  respective  businesses as currently  conducted,
except  where  the  failure  to  have  any  such  permit,   license,   approval,
authorization  or registration  would not have a material  adverse affect on the
Company.

            2.11 Taxes.

                 (a) The Company and each of its  subsidiaries  has filed (after taking into account any extensions) all material reports, returns,  declarations or other  filings  required  by any  taxing  authority  (collectively,  the "Tax
Returns") relating to any federal, local and state income, sales, use, transfer, real property,  personal property,  social security,  unemployment,  disability, payroll,  employee or other  withholding  or other tax  ("Tax")  required by any applicable  laws  relating  to Taxes.  All such Tax  Returns  were  correct  and complete when filed, and all Taxes shown to be owed by the Company or any of its subsidiaries  on such Tax  Returns  have been paid.  Other than any  reserve for deferred Taxes  established to reflect timing  differences  between book and Tax treatment,  the Company  has made  accruals  for Taxes on the Company  Financial
Statements  that are  adequate  to  cover,  in all  material  respects,  any Tax liability of the Company and each of its  subsidiaries  determined in accordance with GAAP through the date of the Company Financial Statements.

                 (b) The Company and each of its  subsidiaries has withheld with respect to its employees,  creditors,  independent contractors,  stockholders or other parties, all material federal and state income taxes, FICA, FUTA and other
Taxes required to be withheld.

                 (c) There is no Tax deficiency outstanding or assessed, against the Company.  Neither the Company nor any of its  subsidiaries  have executed or requested  any waiver of any statute of  limitations  on or extending the period for the  assessment or collection of any material  federal or material state Tax that is still in  effect.  There  are no liens  for  Taxes on the  assets of the
Company or of any of its  subsidiaries  other than with respect to Taxes not yet due and payable.

                 (d)  The  Company  does  not  have  notice  of any  claim  by a
Governmental  Entity  in a  jurisdiction  where  any  of  the  Company  and  its subsidiaries  do not file Tax  Returns  that it is or may be subject to Taxes in that jurisdiction in some material amount.

                 (e) No federal or state Tax audit or other  examination  of the
Company or any of its  subsidiaries  is  presently  in progress  other than with respect to Geoworks Ltd, the Company's subsidiary in the United Kingdom, nor has the  Company or any of its  subsidiaries  been  notified  either in writing  or, orally  of any  request  for any  such  federal  or  state  Tax  audit  or other examination.

                 (f) Neither the Company nor any of its  subsidiaries is a party to any agreement with a party other than the Company or any of its  subsidiaries providing for the allocation or payment of Tax  liabilities,  or payment for Tax benefits with respect to a consolidated,  combined or unitary Tax Return,  which
Tax Return includes or included the Company or any of its subsidiaries.

                 (g) Neither the Company nor any of its  subsidiaries is a party to any joint venture, partnership or other arrangement or contract that could be treated as a partnership for federal income tax purposes.

                 (h)  There  is no  contract,  agreement,  plan  or  arrangement covering  any  individual  or entity  treated as an  individual  included in the business  or assets of the Company or its  subsidiaries  that,  individually  or collectively,  would give rise to the payment of any "excess parachute payments"
within the  meaning of Section  280G of the Code by the  Company,  or any of its
subsidiaries,  or any payment that would not be  deductible by reason of Section
162(m) of the Code or similar provisions of laws relating to Taxes.

                 (i) There  are no  outstanding  rulings  of,  or  requests  for rulings  with  any Tax  authority  expressly  addressed  to the  Company  or its subsidiaries  that are, or if issued,  would be binding on the Company or any of its subsidiaries.

                 (j) The only representations and warranties given in respect of
Taxes and matters and agreements  relating  thereto are those  contained in this section and none of the other  representations  and warranties will be deemed to constitute,  directly or indirectly a representation  and warranty in respect of
Taxes and matters or agreements relating thereto.

            2.12 Contracts.

                 (a) Schedule 2.12(A) describe all of the following to which the
Company or any of its  subsidiaries  is a party as of the date of this Agreement
(i) that require active  performance  by the Company as of the date hereof,  and
(ii) which are  material,  whether  active or not,  that were entered into after
January 1, 1999 and (iii) other material contracts of which the current officers of the Company are aware  (without  checking files or SEC filings) ((i) and (ii)
are collectively, the "Company Contracts"):

                      (i)  all   agreements,   contracts,   leases  or   binding
                 commitments;

                      (ii)  any  indenture,   mortgage,  promissory  note,  loan
                 agreement or other agreement or commitment for the borrowing of money by the Company or any of its subsidiaries;

                      (iii) any lease,  sublease or other agreement  pursuant to which  it is a  lessee  of or  holds  or  operates  any real or personal property owned by any third party;

                      (iv) any  option  or other  executory  agreement  or other agreement with remaining obligations  thereunder to purchase or acquire any interest in assets or property;

                      (v) any  option  or  other  executory  agreement  or other agreement  with  remaining  obligations  thereunder  to sell or dispose of any interest in assets or property  other than stock option agreements with employees,  independent  contractors and directors pursuant to the Company's stock option plans;

                      (vi) any contract or agreement creating a joint venture or similar arrangement by which the assets, properties, rights, or business is materially affected;

                      (vii)  any  guaranty,   keepwell,   makewhole  or  similar
                 agreement  of or  with  respect  to the  obligations  of  third parties;

                      (viii) any  agreement  which  restricts  the Company  from doing business  anywhere in the world or limits the business in which it may engage;

                      (ix) any agreement or arrangement  under which the Company agrees to indemnify any person or to share Tax liability of any person;

                      (x) any license of material Company Intellectual  Property
                 (as defined in Section 2.14)  (including use of the name of the
                 Company or any similar name) of or by the Company other than in the ordinary course of business;

                      (xi) any contracts for insurance; and

                      (xii) any  contract or  agreement  under which the Company has the obligation to issue or sell any security.

                 (b) Each Company  Contract is a valid,  binding and enforceable obligation of the Company, and, of the other party or parties thereto (except as
enforceability   may  be   limited   by   applicable   bankruptcy,   insolvency,
reorganization,  moratorium,  fraudulent  transfer  and similar  laws of general applicability  relating to or affecting  creditors' rights, or by general equity principles,  including principles of commercial  reasonableness,  good faith and fair dealing), and each Company Contract is in full force and effect.

                 (c) Neither the Company nor, to the  Company's  knowledge,  any other party  thereto,  is in breach of or default  under any term of any Company
Contract or has repudiated any term of any Company Contract.

                 (d)  The  Company  has  not  received  any  written  notice  of termination or cancellation with respect to any Company  Contract,  and no other party to a Company Contract plans to terminate or cancel any such agreement.

            2.13 Employee Benefit Plans.

                 (a) Exhibit  2.13(A)  contains  (unless  previously  filed as a material  exhibit to the  Company's  filings  with the  Securities  and Exchange
Commission)  an accurate and complete  list of each material  "employee  benefit plan," as defined in Section 3(3) of the Employee Retirement Income Security Act
of 1974, as amended ("ERISA"),  each employment,  severance or similar contract, plan,  arrangement  or policy and each other plan or  arrangement  providing for compensation,  bonuses,  profit-sharing,  stock  option or other  stock  related rights or other forms of incentive or deferred  compensation,  health or medical benefits, disability benefits, workers' compensation,  supplemental unemployment benefits and  post-employment or retirement  benefits (each, an "Employee Plan")
which is maintained or contributed to by the Company or any of its  subsidiaries and  covers any  employee  or former  employee  of the  Company  or any  Company subsidiary (a "Company Employee Plan").

                 (b) Neither the Company nor any of its  subsidiaries is a party to a collective bargaining agreement or other labor union agreement, and

                 (c) Each Company Employee Plan that is intended to be qualified within the  meaning of Section  401(a) of the Code and each trust  which forms a part of any such  Company  Employee  Plan has  received  (or is not  required to receive) a determination  from the United States  Internal  Revenue Service (the
"IRS") that such Company  Employee Plan is qualified under Section 401(a) of the
Code and that such related trust is exempt from taxation under Section 501(a) of the Code, and nothing has occurred since the date of any such determination that could  reasonably  adversely  affect the  qualification of such Company Employee
Plan or the exemption from taxation of such related trust.

                                       10

                 (d) No Company  Employee  Plan is a "defined  benefit plan" (as such term is defined in Section 3(35) of ERISA).

                 (e) No Company  Employee  Plan will obligate the Company or any of its  subsidiaries  to pay any separation,  severance,  termination or similar benefit as a result of any  transaction  contemplated  by this Agreement or as a result of a change in control or ownership within the meaning of Section 280G of the Code.

                 (f)

                      (i) Each  Company  Employee  Plan and any  related  trust, insurance  contract  or fund has been  maintained,  funded  and administered  in compliance  in all material  respects with its respective terms and applicable law;

                      (ii) neither the Company nor any of its  subsidiaries  has incurred any liability  under Title IV of ERISA (other than for contributions  not yet due) or to the Pension Benefit  Guaranty
                 Corporation  (other than for payment of premiums  not yet due);
                 and

                      (iii) there are no pending or threatened  actions,  suits, investigations  or claims with respect to any Company  Employee
                 Plan  (other  than  routine  claims for  benefits)  which could result in any  material  liability to the Company or any of its subsidiaries  (whether  direct or  indirect),  and there are no facts  which could  reasonably  give rise to (or be expected to give  rise  to) any  such  actions,  suits,  investigations  or claims.

                 (g) The Company and each of its  subsidiaries  has  complied in all material respects with the health care  continuation  requirements of Part 6 of Title I of ERISA  ("COBRA"),  and the  Company and its  subsidiaries  have no obligation  under any  Company  Employee  Plan or  otherwise  to provide  health benefits to former  employees of the Company or any of its  subsidiaries  or any other person, except as specifically required by COBRA.

                 (h)  Neither  the  Company  nor  any  of its  subsidiaries  has incurred  any  liability  on account of a "partial  withdrawal"  or a  "complete withdrawal"  (within  the meaning of Sections  4205 and 4203,  respectively,  of
ERISA) from any Company  Employee  Plan  subject to Title IV of ERISA which is a
"multiemployer  plan" (as such term is  defined  in  Section  3(37) of ERISA) (a
"Multiemployer  Plan"),  no such liability has been  asserted,  and there are no events or circumstances which would reasonably be expected to result in any such partial  or  complete  withdrawal,  and  neither  the  Company  nor  any  of its subsidiaries  is bound by any  contract or agreement  or has any  obligation  or liability described in Section 4204 of ERISA.

                                       11

            2.14.  Intellectual  Property.  Exhibit 2.14 lists all  intellectual property of the Company  currently  in use and the Company and its  subsidiaries own all right,  title and interest in and to its  trademarks,  service marks and trade names,  including any registrations  therefore and the goodwill associated therewith and considers same adequate to carry on the business of the Company.

            Section 3. Representations and Warranties of the Purchasers

            The Purchasers represent and warrant to the Company that:

            3.1.  Corporate  Existence  and Power.  Newcastle is a Texas limited partnership  and has all requisite  corporate  power and authority to own, lease and operate its  properties and assets and to carry on its business as presently being conducted.

            3.2. Corporate Authorization; Approvals. The execution, delivery and performance  by the  Purchasers of this  Agreement and the  consummation  by the
Purchasers of the  transactions  contemplated  hereby are within the Purchaser's corporate  powers  and have  been duly  authorized  by all  necessary  corporate
action.   Assuming  that  this  Agreement  constitutes  the  valid  and  binding obligation  of the  Company,  this  Agreement  constitutes  a valid and  binding agreement of the Purchasers, enforceable in accordance with its terms (except as
enforceability   may  be   limited   by   applicable   bankruptcy,   insolvency,
reorganization,  moratorium,  fraudulent  transfer  and similar  laws of general applicability  relating to or affecting  creditors' rights, or by general equity principles,  including principles of commercial  reasonableness,  good faith and fair dealing).

            3.3.  Governmental  Authorization.   The  execution,   delivery  and
performance  by the  Purchasers of this  Agreement and the  consummation  by the
Purchasers of the transactions  contemplated hereby do not require any filing or registration with, notification to, or authorization, consent or approval of any
Governmental Entity,  other than compliance with any applicable  requirements of the Exchange Act following the Closing.

            3.4 Purchase for Own Account.  Any Shares acquired or to be acquired by the Purchasers hereunder will be acquired for investment for such Purchasers'
own account, not as a nominee or agent, and not with a view to the public resale or  distribution  thereof  within the meaning of the  Securities  Act,  and such
Purchasers have no present intention of selling,  granting any participation in, or otherwise distributing the same.

            3.5  Disclosure  of   Information.   Without  in  any  way  limiting
Purchasers' rights and remedies under the Agreement,  the Purchasers acknowledge that they  have  received  or have had full  access  to all the  information  it

                                       12

considers  necessary or appropriate to make an informed investment decision with respect to the Shares to be purchased by Purchasers  under this Agreement.  Such
Purchasers  further has had an opportunity to ask questions and receive  answers from the Company  regarding  the terms and  conditions  of the  offering of such securities  and to obtain  additional  information  (to the extent  the  Company possessed such  information or could acquire it without  unreasonable  effort or expense) necessary to verify any information  furnished to such Purchasers or to which such Purchasers had access.

            3.6 Investment  Experience.  Without in any way limiting Purchasers'
rights and remedies under the Agreement,  the  Purchasers  understands  that the purchase  of the  Shares  involves  substantial  risk and has  experience  as an investor and acknowledges that such Purchasers are able to fend for itself,  can bear the economic risk of such  Purchaser's  investment in such  securities  and have such  knowledge and  experience in financial or business  matters that such
Purchasers are capable of evaluating the merits and risks of this  investment in such  securities  and  protecting  its own  interests  in  connection  with this investment.

            3.7  Accredited   Purchasers  Status.   Purchasers  are  "accredited
investors"  within the meaning of Regulation D promulgated  under the Securities
Act.

            3.8 Restricted Securities. Purchasers understand that the Shares are characterized  as "restricted  securities"  under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection,  Purchasers represent that they are  familiar  with Rule 144  promulgated  under  the  Securities  Act,  as presently in effect, and understands the resale limitations  imposed thereby and by the Securities Act. Such  Purchasers  understand that the Company is under no obligation to register any of the Shares.

            3.9 Further Limitations on Disposition.  Without in any way limiting the  representations  set forth above, such Purchasers further agree not to make any disposition of all or any portion of the Shares unless and until:

                 (a) there is then in effect a registration  statement under the
Securities Act covering such proposed  disposition and such  disposition is made in accordance with such registration statement; or

                 (b) such  Purchasers  shall have  notified  the  Company of the proposed  disposition,  shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition,  and, at the expense of such
Purchasers or its  transferee,  shall have furnished the Company with an opinion of counsel,  reasonably  satisfactory to the Company, that such disposition will not require registration of such securities under the Securities Act.

                                       13

Notwithstanding  the  provisions  of  paragraphs  (a)  and  (b)  above,  no such registration  statement  or opinion of counsel  shall be  required:  (i) for any transfer of any Shares in compliance with SEC Rule 144 or Rule 144A; or (ii) for any  transfer  of  any  Shares,  if  the  Purchasers  are  a  partnership  or  a corporation,  to (A) a partner  of such  partnership  or a  shareholder  of such corporation,  (B) a retired  partner of such  partnership  who retires after the date hereof, (C) the estate of any such partner or shareholder; or (iii) for the transfer by gift,  will or intestate  succession by any Purchasers to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing;
provided that in each of the foregoing cases the transferee agrees in writing to be  subject  to the  terms  of  this  Agreement  to the  same  extent  as if the transferee were the original Purchasers hereunder.

            3.10 Legends.  It is understood that the certificate  evidencing the
Shares will bear, as applicable, the legends set forth below:

                 (a) General Securities Act legend.

            THE  SECURITIES  REPRESENTED  HEREBY  HAVE NOT BEEN  REGISTERED
            UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED (THE "ACT"),  OR
            UNDER THE SECURITIES LAWS OF CERTAIN STATES.  THESE  SECURITIES
            ARE SUBJECT TO RESTRICTIONS ON  TRANSFERABILITY  AND RESALE AND
            MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED  UNDER THE
            ACT AND THE  APPLICABLE  STATE  SECURITIES  LAWS,  PURSUANT  TO
            REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE
            THAT THEY MAY BE REQUIRED TO BEAR THE  FINANCIAL  RISKS OF THIS
            INVESTMENT  FOR AN  INDEFINITE  PERIOD OF TIME.  THE  ISSUER OF
            THESE  SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND
            SUBSTANCE  SATISFACTORY  TO THE ISSUER TO THE  EFFECT  THAT ANY
            PROPOSED  TRANSFER OR RESALE IS IN COMPLIANCE  WITH THE ACT AND
            ANY APPLICABLE STATE SECURITIES LAWS.

                 (b) Any legend required by the laws of the State of California, including any legend required by the California  Department of Corporations  and
Sections  417 and 418 if the  California  Corporations  Code or any other  state securities laws.

The legend set forth above shall be removed by the Company from any  certificate evidencing  the Shares  upon  delivery  to the Company of an opinion by counsel, reasonably  satisfactory to the Company, that a registration statement under the
Securities  Act is at that time in effect with respect to the legended  security or that such security can be freely  transferred in a public sale without such a registration  statement  being  in  effect  and  that  such  transfer  will  not jeopardize the exemption or exemptions from  registration  pursuant to which the
Company issued the Shares.

            Section 4. Covenants

            4.1.  Commercially  Reasonable Efforts. (a) Subject to the terms and conditions hereof, each party will use their respective  commercially reasonable efforts to take,  or cause to be taken,  all  actions  and to do, or cause to be

                                       14

done,  all  things  necessary,  proper or  advisable  under  applicable  laws to consummate  the  transactions  contemplated  by this  Agreement  as  promptly as reasonably  practicable,  provided that nothing in this section will require the
Company to take any action which would be inconsistent with the fiduciary duties of its Board of Directors as such duties would exist under applicable Law in the absence of this section.

            4.2. Access to Information. The Company covenants and agrees that it will afford to the Purchasers and its representatives  full access during normal business  hours  throughout  the  period  prior  to  the  Closing  to all of its properties upon reasonable  prior notice and shall use  commercially  reasonable efforts  to make its  directors,  management,  other  employees  and  authorized representatives (including counsel and independent public accountants) available to confer with the  Purchasers  and its  authorized  representatives;  provided, however,  that  as a  condition  precedent  to  providing  any  such  access  or information to the Purchasers,  the Purchasers must enter into a confidentiality agreement  with the  Company in a form that would  satisfy the  requirements  of
Regulation FD under the Securities Act.

            4.3.  Further  Assurances.  Following the Closing Date,  the Company
will:

                 (a) give all  required  notices to, and make  required  filings with,  third  parties  and  Governmental  Entities  and  will  use  commercially reasonable  efforts  to obtain all third  party and  governmental  consents  and approvals  that it is required to obtain in connection the  consummation  of the transactions contemplated by this Agreement and

                 (b) retain one  employee on the  Company's  health  plans until
December 31, 2003 in order to facilitate the  continuation  of COBRA benefits to previously terminated employees and

                 (c) retain funds pursuant to the escrow  agreement  attached as
Exhibit  4.3,  not  take  any  affirmative  steps  intended  to  discontinue  or abbreviate  insurance  coverage currently in effect for which premiums have been paid and reasonably  cooperate  with the request of such  insurance  carriers to accommodate coverage through the term of such insurance; and furthermore,

                 (d) the Company shall make the same insurance,  indemnification and defense undertakings to all current and former board members and officers of the Company  serving since 1999 as are made to the Nominees and future  officers and directors through December 31, 2004 and in the event that Newcastle provides or arranges any type of indemnity or other insurance  coverage for a director of the Company that is independent  from  Newcastle,  Newcastle  shall also provide similar  indemnity  and coverage to any board members or officers of the Company serving  immediately  prior  to the  closing  for any  matters  related  to this
Agreement arising after the Closing.

                                       15

            All  current  and past  directors  and  officers  of the Company are intended third party beneficiaries of these further assurances by the Company.

            4.4 The  Purchasers  exculpate  the past and  current  officers  and directors of the Company from any claim that they might have in connection  with this Agreement, except for claims involving willful misconduct for personal gain by any of such officers or directors.

            Section 5. Miscellaneous

            5.1. Survival of Representations. The representations and warranties and covenants  contained in this Agreement or in any certificate,  instrument or other writing  delivered  pursuant to this Agreement will survive until December
31,  2004.   Despite  any  provision  of  this  Agreement,   no  breach  of  any
representation  or  warranty  by either  party  shall be  actionable  unless (i)
brought  prior to  December  31,  2004 and (ii) the  damage  caused by such loss exceeds $50,000.

            5.2.  Successors and Assigns.  Neither this Agreement nor any of the rights,  interests or obligations provided by this Agreement will be assigned by any of the parties (whether by operation of law or otherwise)  without the prior written consent of the other parties.  Subject to the preceding  sentence,  this
Agreement  will be binding  upon and inure to the benefit of the parties  hereto and their respective successors and permitted assigns.

            5.3. Amendment. This Agreement may be amended in accordance with its terms by the execution  and delivery of a written  instrument by or on behalf of the Purchasers and the Company

            5.4.  Severability.   Whenever  possible,  each  provision  of  this
Agreement  will be interpreted in such manner as to be effective and valid under applicable  law, but if any provision of this Agreement is held to be prohibited by or invalid under  applicable law, such provision will be ineffective  only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            5.5.  Counterparts.  This  Agreement  may be executed in two or more
counterparts,   each  of  which  will  be  deemed  an  original,  but  all  such counterparts taken together will constitute one and the same Agreement.

            5.6.  Descriptive   Headings.   The  descriptive  headings  of  this
Agreement are inserted for  convenience  only and will not  constitute a part of this Agreement.

            5.7. Notices. Any notice, request,  instruction or other document to be given  hereunder  will be in  writing  and  delivered  personally  or sent by registered or certified mail (postage prepaid) or by facsimile, according to the instructions  set forth below.  Such notices will be deemed  given:  at the time

                                       16

delivered by hand, if personally delivered; three business days after being sent by  registered or certified  mail;  and at the time when receipt is confirmed by the receiving facsimile machine if sent by facsimile:

if to the Purchasers, to:

  Newcastle Partners, L.P.
  300 Crescent Court, Suite 1110
  Dallas, TX  75201
  Attention:  Mark E. Schwarz

  if to the Company, to:
  Geoworks Corporation
  6550 Vellejo St. Suite 102
  Emeryville, CA 94608

  with a copy (which will not constitute
  notice) to:
  Messrs Farella, Braun & Martel
  235 Montgomery Street
  San Francisco, CA 94104
  Attn. Maria Pizzoli, Esq.

or to such  other  address  or to the  attention  of such  other  party that the recipient  party has specified by prior  written  notice to the sending party in accordance with the preceding.

            5.8.  Entire  Agreement.  This  Agreement,  and the other  documents referred  to herein  collectively  constitute  the  entire  agreement  among the parties and supersede any prior and contemporaneous  understandings,  agreements or  representations  by or among the  parties,  written  or oral,  that may have related in any way to the subject matter hereof.

            5.9.  Construction.  The  language  used in this  Agreement  will be deemed to be the language  chosen by the parties to express  their mutual intent and no rule of strict construction will be applied against any party. The use of the word "including" in this Agreement means "including without  limitation" and is intended by the parties to be by way of example rather than limitation.

            5.10. Consent to Jurisdiction. EACH OF THE PARTIES TO THIS AGREEMENT
CONSENTS TO SUBMIT TO THE PERSONAL  JURISDICTION  OF ANY STATE OR FEDERAL  COURT
SITTING IN THE STATE OF CALIFORNIA,  IN ANY ACTION OR PROCEEDING  ARISING OUT OF
OR RELATING TO THIS  AGREEMENT,  AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION
OR PROCEEDING MAY BE HEARD AND  DETERMINED IN ANY SUCH COURT,  AND AGREES NOT TO
BRING ANY ACTION OR PROCEEDING  ARISING OUT OF OR RELATING TO THIS  AGREEMENT IN
ANY OTHER COURT.  EACH OF THE PARTIES TO THIS AGREEMENT  AGREES NOT TO ASSERT IN

                                       17

ANY ACTION OR  PROCEEDING  ARISING OUT OF RELATING  TO THIS  AGREEMENT  THAT THE
VENUE  IS  IMPROPER,  AND  WAIVES  ANY  DEFENSE  OF  INCONVENIENT  FORUM  TO THE
MAINTENANCE  OF ANY ACTION OR PROCEEDING SO BROUGHT AND WAIVES ANY BOND,  SURETY
OR OTHER  SECURITY  THAT  MIGHT BE  REQUIRED  OF ANY OTHER  PARTY  WITH  RESPECT
THERETO.

            5.11.  Governing  Law.  THIS  AGREEMENT  WILL  BE  GOVERNED  BY  AND
CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF DELAWARE,  WITHOUT GIVING
EFFECT TO ANY LAW OR RULE THAT WOULD  CAUSE THE LAWS OF ANY  JURISDICTION  OTHER
THAN THE STATE OF DELAWARE TO BE APPLIED.

            5.12  Publicity.   The  Company  shall  publicize  this  transaction
promptly  after Closing by publishing  the press release in the form attached as
Exhibit 5.12,  which will also  constitute  the substance of a current report on
Form 8-K to be filed with the SEC at the same time.

            5.13 Exhibits. The representations and warranties of the Company set forth in this Agreement are made and given subject to the disclosures  contained in the Exhibits.

                                       18

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed by their  respective  authorized  officers as of the day and year first above written.

GEOWORKS CORPORATION

     By:  /s/ Steven W. Mitchell
          ----------------------
     Its: President and CEO
          ----------------------

NEWCASTLE PARTNERS, L.P.

By NEWCASTLE CAPITAL MANAGEMENT, L.P., its general partner

By NEWCASTLE CAPITAL MANAGEMENT, L.L.C., its general partner

     By:     /s/ Mark E. Schwarz
             ----------------------
              Mark E. Schwarz
              Managing Member

/s/ Mark E. Schwarz
--------------------
Mark E. Schwarz

                                       19